SUMMARY PROSPECTUS
PRTIX
October 1, 2015

T. Rowe Price U.S. Treasury Intermediate Fund
A bond fund seeking high income through investments in intermediate-term U.S. Treasury securities.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-225-5132 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2015, and Statement of Additional Information, dated September 29, 2015.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee	NONE

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.29%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.22%

Total annual fund operating expenses	0.51%

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$52	$164	$285	$640

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60.7% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies The fund invests at least 80% of its net assets (including any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government. The remainder is invested in other securities backed by the full faith and credit of the U.S. government. The fund’s weighted average maturity is expected to normally range between three and ten years.

U.S. Treasury securities in which the fund may invest include Treasury bills, notes, bonds, and repurchase agreements thereon, as well as Treasury inflation protected securities. The fund may use derivatives to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. Such instruments include U.S. Treasury futures, which are futures contracts collateralized by U.S. Treasury bonds or notes, and Treasury STRIPS, which are zero-coupon securities created by separating the principal and interest payments on U.S. Treasury securities.

The fund’s other investments include the following:

• Securities backed by the full faith and credit of the U.S. government (including, but not limited to securities issued by Government National Mortgage Association and other government agencies and certain corporate debt securities guaranteed by U.S. government agencies and repurchase agreements thereon; and

• Shares of a T. Rowe Price internal money fund or short-term bond fund that invests exclusively in securities backed by the full faith and credit of the U.S. government.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or to shift assets into and out of higher-yielding securities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. While U.S. government-backed securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. government guarantees the timely payment of interest and principal on Treasury securities but does not guarantee their price. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Fixed income markets risk Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of

Summary	3

financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Interest rate risk This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations carry greater interest rate risk. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit risk This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation. The fund should have relatively low credit risk because it invests only in securities backed by the U.S. government and other investments involving such securities.

Liquidity risk This is the risk that the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as significant trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Repurchase agreement risk This is the risk that a counterparty to a repurchase agreement becomes insolvent or fails to repurchase securities from the fund as required, which could increase the fund’s costs or prevent the fund from immediately accessing its collateral.

Derivatives risk The use of Treasury futures exposes the fund to additional volatility in comparison to investing directly in U.S. Treasury bonds. Futures can be less liquid and involve the risk that anticipated interest rate movements will not be accurately predicted. Treasury STRIPS are less liquid, potentially more volatile, and have a higher sensitivity to changes in interest rates than Treasury bonds with the same maturity.

Performance The bar chart showing calendar year returns and the average annual total returns table provide some indications of the risks of investing in the fund by showing how much returns can differ from year to year and how the fund’s average annual returns for certain periods compare with the returns of a relevant broad-based market index, as well as with the returns of other comparative indexes that have investment characteristics similar to those of the fund. The fund’s performance

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information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

The fund’s return for the six months ended 6/30/15 was 0.42%.

In addition, the average annual total returns table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown for “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown for “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Summary	5

Average Annual Total Returns
	Periods ended
	December 31, 2014
	1 Year	5 Years	10 Years
U.S. Treasury Intermediate Fund
Returns before taxes	4.39%	3.97%	4.57%
Returns after taxes on distributions	3.39	2.85	3.42
Returns after taxes on distributions
and sale of fund shares	2.56	2.74	3.27
Barclays U.S. 4-10 Year Treasury Bond Index (reflects no deduction for fees, expenses, or taxes)	5.23	4.70	4.94
Lipper General U.S. Treasury Funds Average	12.90	6.88	5.33

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Brian J. Brennan	Chairman of Investment Advisory Committee	2007	2000

Purchase and Sale of Fund Shares

The fund requires a $1,000 minimum initial investment and a $100 minimum subsequent investment for individual retirement accounts, small business retirement plan accounts, and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts. For all other accounts, the fund generally requires a $2,500 minimum initial investment and a $100 minimum subsequent investment. The investment minimums may be modified for financial intermediaries that submit orders on behalf of their customers.

You may purchase, redeem, or exchange fund shares by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

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Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account). Dividends paid by the fund from income earned on direct investments in U.S. Treasury securities are generally exempt from state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F66-045 10/1/15